UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50612	01-0721929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

154-09 146th Ave,

Jamaica, NY 11434

(Address of Principal Executive Offices)

(718) 978-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 3, 2022, on April 28, 2022, Unique Logistics International, Inc. (the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”), by and between the Company and Unique Logistics Holdings Limited, a Hong Kong corporation (the “Seller”), whereby the Company acquired from the Seller all of Seller’s share capital (the “Purchased Shares”) in eight (8) of Seller’s subsidiaries (collectively the “Subsidiaries”) as listed in Schedule I of the Purchase Agreement.

On September 13, 2022, the Company entered into separate share sale and purchase agreements with several of the Subsidiaries, including Unique Logistics International (India) Private Limited, ULI (North & East China) Company Limited, Unique Logistics International Co., Ltd, TGF Unique Limited, Unique Logistics International (H.K.) Limited, Unique Logistics International (Vietnam) Co., Ltd., ULI (South China) Limited, Unique Logistics International (South China) Limited (collectively, the “Local Purchase Agreements”), in connection with the Purchase Agreement. At closing, the Company will acquire the Purchased Shares of each Subsidiary in accordance with the following:

Name of Company	Number of shares / equity interest	Percentage Ownership Acquired
Unique Logistics International (India) Private Limited	850,261 Equity Shares	65%
ULI (North & East China) Company Limited	75,000 Ordinary Shares	50%
Unique Logistics International Co., Ltd	500,000 Ordinary Shares	50%
TGF Unique Limited	99,999 Ordinary Shares	49.99%
Unique Logistics International (H.K.) Limited	1,000,000 Ordinary Shares	100%
Unique Logistics International (Vietnam) Co., Ltd.	65% of the total charter capital	65%
ULI (South China) Limited	7,000 Ordinary Shares	70%
Unique Logistics International (South China) Limited	630,000 Ordinary Shares	70%

The aggregate consideration for the Purchased Shares pursuant to the Local Purchase Agreements is $22,000,000 (the “Purchase Price”).

Pursuant to the Local Purchase Agreements, the Company and the Seller agreed that all fixed and ad valorem stamp duty payable in respect of the transfer of the Purchased Shares shall be borne by the Company and the Seller in equal shares, and the Seller agreed to deliver a check on account of the Purchased Shares of the Hong Kong stamp duty upon closing, subject to any difference between the adjudged payable stamp duty amount and the amount agreed in each of the Local Purchase Agreement.

The Local Purchase Agreements contain customary representations, warranties, covenants, and other terms for transactions of a similar nature. The closing of the transaction contemplated by the Purchase Agreement is subject to various conditions described herein and set forth in the Purchase Agreement.

The transactions contemplated by the Local Purchase Agreements shall be contingent upon and subject to successful completion of the Company’s Financing as defined in the Purchase Agreement.

The Purchase Agreement, including the exhibits thereto and related agreements, filed with the Company’s Form 8-K dated April 28, 2022 which was filed on May 3, 2022 (the “May 2022 8-K”) as Exhibits 10.1 are incorporated herein by reference.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the Local Purchase Agreements, and such description is qualified in its entirety by reference to the May 2022 8-K, the full text of the Exhibits filed therewith, and the full text of the Local Purchase Agreements, copies of which are filed as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, and 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Stock Purchase Agreement, dated April 28, 2022, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on May 3, 2022).
10.2*	Share Sale and Purchase Agreement (Unique Logistics International (India) Private Limited), dated September 13, 2022, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.3*	Share Sale and Purchase Agreement (ULI (North & East China) Company Limited), dated September 13, 2022, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.4*	Share Sale and Purchase Agreement (Unique Logistics International Co., Ltd), dated September 13, 2022, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.5*	Share Sale and Purchase Agreement (TGF Unique Limited), dated September 13, 2022, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.6*	Share Sale and Purchase Agreement (Unique Logistics International (H.K.) Limited), dated September 13, 2022, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.7*	Share Sale and Purchase Agreement (Unique Logistics International (Vietnam) Co., Ltd.), dated September 13, 2022, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.8*	Share Sale and Purchase Agreement (Unique Logistics International (ULI (South China) Limited), dated September 13, 2022, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
10.9*	Share Sale and Purchase Agreement (Unique Logistics International (Unique Logistics International (South China) Limited), dated September 13, 2022, by and between Unique Logistics International, Inc. and Unique Logistics Holdings Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any such omitted schedule to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Dated: September 19, 2022	By:	/s/ Sunandan Ray
Sunandan Ray
Chief Executive Officer